SCHEDULE OF CONTRACT ASSETS (Details) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Contract Assets Net
Balance at the beginning of the year	$ 1,037,458	$ 943,369
Additions	2,184,620	797,302
Changes due to billings	(1,507,860)	(804,156)
Allowance for expected credit loss and bad debt written-off	(67,861)	100,486
Exchange adjustment	4,393	457
Balance at the end of the year	$ 1,650,750	$ 1,037,458